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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 1997



                       Vanderbilt Mortgage & Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Tennessee
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         (State or other jurisdiction of incorporation or organization)


         333-14033                                         62-0997810
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(Commission File Number)                       (IRS Employer Identification No.)


                           Vanderbilt Mortgage & Finance, Inc.
                           4726 Airport Highway
                           Louisville, TN 37777
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 423-970-7200


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events


         On March 7, 1997, The Chase Manhattan Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1997A.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.           Description                               Page
     -----------           -----------                               ----
         99                Monthly Report delivered by                 3
                           the Trustee to Certificateholders
                           in connection with distribution
                           on March 7, 1997.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VANDERBILT MORTGAGE & FINANCE, INC.
                                             as Servicer

                                    By:  /s/ David R. Jordan
                                    Name:   David R. Jordan
                                    Title:  Controller



Dated: March 7, 1997